U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October  16, 2002.

COMMISSION FILE NUMBER: 333-30364

I T Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	98-020007
(State or jurisdiction of	(I.R.S. Employer I.D. No.)
incorporation or organization)

15303 Ventura Boulevard

Suite 900

Sherman Oaks, CA 91403

(Address of principal executive offices)

Registrant's telephone number: (818) 380-3020

Not applicable

(Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant

Not applicable

Item 2.    Acquisition or Disposition of Assets

Not Applicable

Item 3.    Bankruptcy or Receivership

Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant

Not Applicable

Item 5.    Other Events and Regulation FD Disclosure

On October 16, 2002, the Registrant completed the private placement of 10,250,000 shares of its restricted common stock to accredited investors at $.10 per share or an aggregate amount of $1,025,000.

S.B. Cantor and Co., Inc. acted as the exclusive placement agent for the Registrant in connection with the offering.

The Registrant intends to use the net proceeds of the private placement to meet the working capital requirements principally of its corporate activities, to partially retire existing notes payable to certain affiliates and for investment in other projects or ventures. Certain registration rights were also granted to investors participating in the private placement.

The placement agent for the private placement was S. B. Cantor & Company.

Attached hereto as Exhibit 10.8 (a) is a copy of the Registration Rights Agreement between the Investors in the private placement and the Registrant and as Exhibit 20.1 (a) is a copy of the Registrant's press release dated October  17, 2002 with respect to the foregoing.

Forward Looking-Statements

Certain information contained in this Form 8-K Report are forward-looking statements within the meaning of the Private Securities Litigation Act of 1995 (the  "Act"), which became law in December, 1995. In order to obtain the benefits of the "safe harbor" provisions of the Act for any such forward-looking statements, the Company wishes to caution Investors and prospective Investors about significant factors which, among others, have in some cases affected the Company's actual results and are in the future likely to affect the Company's actual results and cause them to differ materially from those expressed in any such forward-looking statements.  Actual results may differ as a result of factors over which the Company has no control, including general economic and business conditions; competition and ability to gain market acceptance of products; success of its operating and investment initiatives; operating costs; advertising and promotional efforts; the existence or absence of adverse publicity; changes in business strategy or development plan and the Company's ability to successfully implement such strategies and business plans; the ability to retain management; its ability to obtain financing for its ongoing operations or proposed initiatives; availability, terms and deployment of capital; availability of qualified personnel; labor and employment benefit costs; changes in, or failure to comply with various government regulations; slower than anticipated completion of research and development projects and movements in the foreign exchange rate; illiquidity of its securities and volatility in the trading price of its securities, and other risks listed from time to time in reports filed with the Securities and Exchange Commission, which factors are incorporated herein by reference. This Form 8-K Report is not an offer to sell or a solicitation of an offer to buy any securities of the Company. Any such solicitation or offer may only be made through a prospectus which has been approved by the Securities and Exchange Commission in the states in which such solicitation or offer has been approved.

Item 6.    Resignations of Registrant's Directors

Not Applicable

Item 7.    Financial Statements and Exhibits

(a)   Financial Statements of Business Acquired.

Not Applicable

(b)   Pro forma Financial Information.

Not applicable

(c)   Exhibits.

10.8 (a)

Form of Registration Rights Agreement dated as of October 16, 2002 by and between the Registrant and the Investors listed therein.

20.1 (a)

The Registrant's Press Release dated October 17, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2002.

I.T. Technology, Inc.

/s/  Jonathan Herzog

By:  Jonathan Herzog

Its:  Executive Vice President

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